EXHIBIT 1(a)


                              TXU ELECTRIC COMPANY

                               [Name of Security]

                             UNDERWRITING AGREEMENT

                                                                          [Date]


as Representatives of the Underwriters
 named in Schedule II hereto (the "Representatives")

c/o


Ladies and Gentlemen:

          1.   Introduction. TXU Electric Company, a Texas corporation (the
               ------------
"Company"), proposes to issue and sell severally to the underwriters named in
Schedule II hereto (the "Underwriters") [1      of shares of the Company's
                                          -----
cumulative preferred stock, without par value, of the      series ("Preferred
                                                      ----
Stock"),] [2an aggregate of        , of depositary shares, series
                            -------                               ------
("Depositary Shares"), each representing       of a share of Preferred Stock,]
                                         -----
[3$    aggregate principal amount of the Company's first mortgage bonds ("First
   ---
Mortgage Bonds")] [4$          aggregate principal amount of the Company's debt
                     ---------
securities ("Debt Securities")] having the designation and with the terms specified in Schedule I hereto (the "Securities").

               [2 The Preferred Stock underlying the Depositary Shares sold to the Underwriters is to be deposited pursuant to a deposit agreement (the "Deposit Agreement'), among the Company, [NAME OF BANK] as depositary (with its successors, the "Depositary") and the holders of depositary receipts ("Depositary Receipts") evidencing the Depositary Shares. The Depositary Shares are to be issued pursuant to the Deposit Agreement with respect to the Preferred Stock so deposited.]


------------------------
1    For use in connection with Preferred Stock.

2    For use in connection with Depositary Shares.

3    For use in connection with First Mortgage Bonds.

4    For use in connection with Debt Securities.

          2.   Description of Securities.
               -------------------------

     [1 The Securities shall have the preferences, designations, rights, privileges, powers, restrictions, limitations and qualifications set forth in the Company's Restated Articles of Incorporation, as amended, with respect to Preferred Stock and the resolution of the Company's Board of Directors establishing and setting forth the terms of the Securities, copies of which have been furnished to Pillsbury Winthrop LLP ("Counsel for the Underwriters").]

     [2 Subject to the terms of the Deposit Agreement, each owner of a Depositary Share will be entitled to, in proportion to the applicable fraction of a share of Preferred Stock represented by such Depositary Share, all of the preferences, designations, rights, privileges, powers, restrictions, limitations and qualifications of the Preferred Stock represented thereby set forth in the Company's Restated Articles of Incorporation, as amended, and the resolutions of the Company's Board of Directors establishing and setting forth the terms of the Preferred Stock and Depositary Shares, copies of which have been furnished to Pillsbury Winthrop LLP ("Counsel for the Underwriters").]

     [3 The Company proposes to issue the First Mortgage Bonds under its Mortgage and Deed of Trust, dated as of December 1, 1983, to Irving Trust Company (now The Bank of New York), Trustee, as heretofore supplemented and
     as it is to be further supplemented by a            Supplemental Indenture
                                              ----------
     (the "Supplemental Indenture") to be dated as of           , in
                                                      ----------
     substantially the form heretofore delivered to you, said Mortgage and Deed of Trust, as heretofore supplemented and as it is to be so further supplemented, being hereinafter referred to as the "Mortgage".]

     [4 The Debt Securities are to be issued pursuant to the provisions of an
     Indenture (For Unsecured Debt Securities), dated as of      , between the
     Company and The Bank of New York, as trustee (the "Indenture Trustee"), said Indenture, together with any amendments or supplements thereto, being hereinafter referred to as the "Indenture". The Debt Securities shall have the rights, privileges, powers, restrictions, limitations and qualifications set forth in the Company officer's certificate to the
     Indenture Trustee dated                 , 2000 and in the form of the
                             ------------- --
     Securities annexed thereto, copies of which have been furnished to Pillsbury Winthrop LLP ("Counsel for the Underwriters").]

          3.   Representations and Warranties of the Company. The Company
               ---------------------------------------------
represents and warrants to the several Underwriters that:

     (a)  The Company, TXU Electric Capital VI, TXU Electric Capital VII and
TXU Electric Capital VIII have filed with the Securities and Exchange Commission
(the "Commission") a registration statement on Form S-3 on       , 2000


------------------------
1    For use in connection with Preferred Stock.

2    For use in connection with Depositary Shares.

3    For use in connection with First Mortgage Bonds.

4    For use in connection with Debt Securities.

(Registration Nos. 333-    , 333-    -01, 333-    -02 and 333-    -03) for the
registration under the Securities Act of 1933, as amended (the "Securities Act") of $923,850,000 aggregate amount of (i) the Company's cumulative preferred stock, without par value (ii) depositary shares representing fractional shares in preferred stock, evidenced by depositary receipts, (iii) one or more series of the Company's first mortgage bonds, (iv) the Company's unsecured debt securities and (v) the preferred trust securities (the "Trust Securities") of TXU Electric Capital VI, TXU Electric Capital VII and TXU Electric Capital VIII and (vi) an equal principal amount of the Company's junior subordinated debentures and guarantees and other obligations of the Company in respect of such Trust Securities. Such registration Statement ("Registration Statement No.
333-    ") was declared effective by the Commission on        , 2000. In
addition, the Company has filed with the Commission a registration statement on Form S-3 on September 18, 1993 (Registration No. 33-69554), for the registration of (i) 750,000 shares of the Company's preferred stock, without par value and
(ii) an indeterminate number of depositary shares, of which all but 250,000 shares of preferred stock have been previously issued. Such registration statement ("Registration Statement No. 33-69554") was declared effective by the Commission on October 5, 1993. References herein to the term "Registration Statement" as of any date shall be deemed to refer to each of Registration
Statement No. 33-69554 and Registration Statement No. 333-    , each as amended
and supplemented to such date, including all documents incorporated by reference therein as of such date pursuant to Item 12 of Form S-3 ("Incorporated Documents"); provided that if the Companies file a registration statement with respect to securities registered under Registration Statement No. 33-69554 and Registration Statement No. 333- with the Commission pursuant to Rule 462(b) of the Securities Act (the "Rule 462(b) Registration Statement"), then after such filing, all references to "Registration Statement" shall be deemed to include the Rule 462(b) Registration Statement. References herein to the term "Prospectus" as of any given date shall be deemed to refer to the combined prospectus, including any preliminary prospectus, relating to the securities
registered under Registration Statement No. 333-    and the securities
registered and remaining unissued under Registration Statement No. 333-69554
that forms a part of Registration Statement No. 333-    , as amended or
supplemented as of such date (other than by amendments or supplements relating to securities other than the Securities), including all Incorporated Documents as of such date and including any prospectus supplement relating to the Securities. References herein to the term "Effective Date" shall be deemed to
refer to the later of the time and date Registration Statement No. 333-    , any
post-effective amendment to Registration Statement No. 333-    or any Rule
462(b) Registration Statement was declared effective or the time and date of the filing thereafter of the Company's most recent Annual Report on Form 10-K if such filing is made prior to the Closing Date, as hereinafter defined. The Company will not file any amendment to the Registration Statement or supplement to the Prospectus on or after the date of this Agreement and prior to the Closing Date, as hereinafter defined, without prior notice to the Underwriters, or to which Counsel for the Underwriters shall reasonably object in writing. For the purposes of this Agreement, any Incorporated Document filed with the Commission on or after the date of this Agreement and prior to the Closing Date, as hereinafter defined, shall be deemed an amendment or supplement to the Registration Statement and the Prospectus.

     (b)  On the Effective Date, the Registration Statement and the
Prospectus fully complied and at the Closing Date, as hereinafter defined, the Registration Statement, the Prospectus, the Mortgage and the Indenture will fully comply in all material respects with the applicable provisions of the Securities Act, the Trust Indenture Act of 1939, as amended (the "Trust

Indenture Act"), and the applicable rules and regulations of the Commission thereunder; on the Effective Date, the Registration Statement did not, and at the Closing Date, as hereinafter defined, the Registration Statement will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; on the Effective Date, the Prospectus did not, and at the Closing Date, as hereinafter defined, and on the date it is filed with the Commission pursuant to Rule 424 of the General Rules and Regulations of the Securities Act ("Rule 424"), the Prospectus will not, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and on said dates the Incorporated Documents, taken together as a whole, fully complied or will fully comply in all material respects with the applicable provisions of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the applicable rules and regulations of the Commission thereunder, and, when read together with the Prospectus on said dates did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the foregoing representations and warranties in this paragraph (b) shall not apply to statements or omissions made in reliance upon information furnished in writing to the Company by, or on behalf of, any Underwriter, through the Representatives, for use in connection with the preparation of the Registration Statement or the Prospectus or to any statements in or omissions from the Statements of Eligibility under the Trust Indenture Act, or amendments thereto, filed as exhibits to the Registration Statement.

     (c) The consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, charter, by-laws or other agreement or instrument to which the Company is now a party.

          4.   Purchase and Sale. On the basis of the representations and
               -----------------
warranties herein contained, and subject to the terms and conditions herein set forth, the Company shall sell to each of the Underwriters, and each Underwriter shall purchase from the Company, at the time and place herein specified, severally and not jointly, the respective number or aggregate amount of the Securities set forth opposite the name of such Underwriter in Schedule II attached hereto, at the purchase price or prices set forth in Schedule I hereto.

          5.   Time and Place of Closing. Delivery of the Securities against
               -------------------------
payment of the aggregate purchase price, plus accumulated dividends or accrued interest, as the case may be, thereon, if any, from the [date of original issuance] to the date of payment for and delivery of the Securities, therefor by wire transfer in federal funds by the Underwriters or on their behalf shall be made at the offices of Thelen Reid & Priest LLP, 40 West 57th Street, New York,
New York, at 10:00 A.M., New York time, on        , or at such other place, time
and date as shall be agreed upon in writing by the Company and the Underwriters or established in accordance with the following paragraph. The hour and date of such delivery and payment are herein called the "Closing Date". The Securities shall be delivered to The Depository Trust Company or to The Bank of New York, as custodian for The Depository Trust Company, in fully registered global form registered in the name of Cede & Co., for the respective accounts specified by the Underwriters not later than the close of business on the business day preceding the Closing Date or such other time as may be agreed upon by the Underwriters. The Company agrees to make the Securities available to the Underwriters for checking purposes not later than 2:00 P.M., New York time, on the last business day preceding the Closing Date at the offices of Thelen Reid & Priest LLP, 40 West 57th Street, New York, New York, 10019, or at such other place as the Company may specify.

          If any Underwriter shall fail or refuse (otherwise than for some reason sufficient to justify, in accordance with the terms hereof, the cancellation or termination of its obligations hereunder) to purchase and pay for the [9number] [10principal amount] of the Securities that such Underwriter has agreed to purchase and pay for hereunder, the Company shall immediately give notice to the other Underwriters of the default of such Underwriter, and the other Underwriters shall have the right within 24 hours after the receipt of such notice to determine to purchase, or to procure one or more other underwriters, who are members of the National Association of Securities Dealers, Inc. ("NASD") (or, if not members of the NASD, who are not eligible for membership in the NASD and who agree (i) to make no sales within the United States, its territories or its possessions or to persons who are citizens thereof or residents therein and (ii) in making sales to comply with the NASD's Conduct Rules) and are satisfactory to the Company, to purchase, upon the terms herein set forth, [1 number] [2 principal amount] of the Securities that the defaulting Underwriter had agreed but failed or refused to purchase. If any non-defaulting Underwriter or Underwriters shall give written notice to the Company of the determination in that regard within 24 hours after receipt of notice of any such default, the Closing Date shall be postponed for such period, not exceeding three business days, as the Company shall determine. If no non-defaulting Underwriter shall give such notice, then this Agreement may be terminated by the Company, upon like notice given to the non-defaulting Underwriters, within a further period of 24 hours. If in such case the Company shall not elect to terminate this Agreement, it shall have the right, irrespective of such default:

     (a) to require each non-defaulting Underwriter to purchase and pay for the respective number or amount of the Securities that it had agreed to purchase hereunder as hereinabove provided and, in addition, the [1 number] [2 principal amount] of the Securities that the defaulting Underwriter shall have so failed to purchase up to a number or amount thereof equal to one-ninth (1/9) of the number or amount of Securities that such non-defaulting Underwriter has otherwise agreed to purchase hereunder, and/or

     (b) to procure one or more persons, reasonably acceptable to the Representatives, who are members of the NASD (or, if not members of the NASD, who are not eligible for membership in the NASD and who agree (i) to make no sales within the United States, its territories or its possessions or to persons who are citizens thereof or residents therein and (ii) in making sales to comply with the NASD's Conduct Rules), to purchase, upon the terms herein set forth, either all or a part of the [3 number] [4 amount] of the Securities that such


------------------------
1    For use in connection with Preferred Stock and Depositary Shares.

2    For use in connection with Unsecured Debt Securities and First Mortgage
     Bonds.

3    For use in connection with Preferred Stock and Depositary Shares.

4    For use in connection with Unsecured Debt Securities and First Mortgage
     Bonds.

defaulting Underwriter had agreed but failed or refused to purchase or that portion thereof, if any, that the remaining Underwriters shall not be obligated to purchase pursuant to the foregoing clause (a).

          In the event the Company shall exercise its rights under (a) and/or
(b) above, the Company shall give written notice thereof to the non-defaulting Underwriters within such further period of 24 hours, and thereupon the Closing Date shall be postponed for such period, not exceeding three business days, as the Company shall determine.

          In the computation of any period of 24 hours referred to in this
Section 5, there shall be excluded a period of 24 hours in respect of each Saturday, Sunday or legal holiday that would otherwise be included in such period of time.

          Any action taken by the Company under this Section 5 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement. Termination by the Company under this Section 5 shall be without any liability on the part of the Company or any non-defaulting Underwriter, except as otherwise provided in Sections 6(g) and 9 hereof.

          6.   Covenants of the Company.  The Company agrees that:
               ------------------------

     (a) It will promptly deliver to the Underwriters a signed copy of the Registration Statement as originally filed or, to the extent a signed copy is not available, a conformed copy, certified by an officer of the Company to be in the form as originally filed, including all Incorporated Documents and exhibits and of all amendments thereto.

     (b) It will deliver to the Underwriters, as soon as practicable after the date hereof, as many copies of the Prospectus as of such date as the Underwriters may reasonably request.

     (c) It will cause the Prospectus to be filed with the Commission pursuant to Rule 424 as soon as practicable and advise the Underwriters of the issuance of any stop order under the Securities Act with respect to the Registration Statement or the institution of any proceedings therefor of which the Company shall have received notice. The Company will use its best efforts to prevent the issuance of any such stop order and to secure the prompt removal thereof if issued.

     (d) If, during such period of time (not exceeding nine months) after the Prospectus has been filed with the Commission pursuant to Rule 424 as in the opinion of Counsel for the Underwriters a prospectus covering the Securities is required by law to be delivered in connection with sales by an Underwriter or a dealer, any event relating to or affecting the Company or of which the Company shall be advised in writing by the Underwriters shall occur that in the Company's reasonable opinion after consultation with Counsel for the Underwriters should be set forth in a supplement to, or an amendment of, the Prospectus in order to make the Prospectus not misleading in the light of the circumstances when it is delivered to a purchaser, the Company will, at its expense, amend or supplement the Prospectus by either (i) preparing and furnishing to the Underwriters at the Company's expense a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Prospectus or (ii) making an appropriate filing pursuant to Section 13 of the Exchange Act, which will supplement or amend the Prospectus so that, as supplemented or amended, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading; provided that should such event relate solely to the activities of any of the Underwriters, then the Underwriters shall assume the expense of preparing and furnishing any such amendment or supplement. In case any Underwriter is required to deliver a prospectus after the expiration of nine months from the date the Prospectus is filed with the Commission pursuant to Rule 424, the Company, upon the Underwriter's request, will furnish to the Underwriter, at the expense of the Underwriters, a reasonable quantity of a supplemental prospectus or supplements to the Prospectus complying with
Section 10(a) of the Securities Act.

     (e) It will make generally available to its security holders, as soon as practicable, an earnings statement (which need not be audited) covering a period of at least twelve months beginning not earlier than the first day of the month next succeeding the month in which occurred the effective date of the Registration Statement as defined in Rule 158 under the Securities Act.

     (f) It will furnish such proper information as may be lawfully required and otherwise cooperate in qualifying the Securities for offer and sale under the blue-sky laws of such jurisdictions as the Underwriters may designate, provided that the Company shall not be required to qualify as a foreign corporation or dealer in securities, to file any consents to service of process under the laws of any jurisdiction, or to meet any other requirements deemed by the Company to be unduly burdensome.

     (g)  It will, except as herein provided, pay all expenses and taxes
(except transfer taxes) in connection with (i) the preparation and filing by it of the Registration Statement, (ii) the issuance and delivery of the Securities as provided in Section 5 hereof (including, without limitation, all trustee and rating agency fees), (iii) the qualification of the Securities under blue-sky laws (including counsel fees not to exceed $7,500 and reasonable disbursements of counsel), and (iv) the printing and delivery to the Underwriters of reasonable quantities of the Registration Statement and, except as provided in
Section 6(d) hereof, of the Prospectus. The Company shall not, however, be required to pay any amount for any expenses of the Underwriters, except that, if this Agreement shall be terminated in accordance with the provisions of Section 7, 8 or 10 hereof, the Company will reimburse the Underwriters for the fees and disbursements of Counsel for the Underwriters, whose fees and disbursements the Underwriters agree to pay in any other event, and will reimburse the Underwriters for their reasonable out-of-pocket expenses, in an aggregate amount not exceeding $5,000, incurred in contemplation of the performance of this Agreement. The Company shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits.

     (h)  During the period from the date of this Agreement to the Closing
Date, the Company will not, without the prior written consent of the Representatives, directly or indirectly, publicly issue, sell, offer or contract to sell, in the market in which the Securities are being offered and sold, any securities of the Company or any of its subsidiaries which are of the same class as the Securities.

          7.   Conditions of Underwriters' Obligations. The obligations of the
               ---------------------------------------
Underwriters to purchase and pay for the Securities shall be subject to the accuracy of the representations and warranties made herein on the part of the

Company, to the performance by the Company of its obligations to be performed hereunder prior to the Closing Date, and to the following conditions:

     (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424 prior to 5:30 P.M., New York time, on the second business day after the date of this Agreement, or such other time and date as may be approved by the Underwriters.

     (b) No stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for that purpose shall be pending before, or threatened by, the Commission on the Closing Date; and the Underwriters shall have received a certificate, dated the Closing Date and signed by an officer of the Company, to the effect that no such stop order is in effect and that no proceedings for such purpose are pending before, or to the knowledge of the Company threatened by, the Commission.

     (c) On the Closing Date, the Underwriters shall have received from Worsham Forsythe Wooldridge LLP, General Counsel for the Company, Thelen Reid & Priest LLP, of counsel for the Company, and Pillsbury Winthrop LLP, Counsel for the Underwriters, opinions in substantially the form and substance prescribed in Schedules III, IV and V hereto (i) with such changes therein as may be agreed upon by the Company and the Underwriters, with the approval of Counsel for the Underwriters, and (ii) if the Prospectus relating to the Securities shall be supplemented or amended after the Prospectus shall have been filed with the Commission pursuant to Rule 424, with any changes therein necessary to reflect such supplementation or amendment.

     (d) On and as of the Closing Date, the Underwriters shall have received from Deloitte & Touche LLP a letter to the effect that (i) they are independent certified public accountants with respect to the Company, within the meaning of the Securities Act and the applicable published rules and regulations thereunder, (ii) in their opinion, the consolidated financial statements audited by them and included or incorporated by reference in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related rules and regulations by the Commission thereunder,
(iii) on the basis of a reading of the unaudited amounts of operating revenues and net income included or incorporated by reference in the Prospectus and the related consolidated financial statements from which these amounts were derived, the latest available unaudited consolidated financial statements of the Company and the minute books of the Company and inquiries of officers of the Company who have responsibility for financial and accounting matters (it being understood that the foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards and would not necessarily reveal matters of significance with respect to the comments made in such letter, and accordingly that Deloitte & Touche LLP makes no representation as to the sufficiency of such procedures for the several Underwriters' purposes), nothing has come to their attention which caused them to believe that (A) any material modifications should be made to the unaudited condensed consolidated financial statements of the Company included in the quarterly reports, incorporated by reference in the Prospectus, for them to be in conformity with generally accepted accounting principles, (B) the unaudited condensed consolidated financial statements included in the quarterly reports do not conform in all material respects with the applicable accounting requirements of the Exchange

Act and the related rules and regulations adopted by the Commission, (C) for the
       months ended            , 2000, if available, there were any decreases in
------              -------- --
operating revenues or net income as compared with the comparable period of the preceding year, and (D) at a specified date not more than five days prior to the date of such letter, there was any change in the capital stock of the Company, short-term bank loans, commercial paper, long term debt or long-term debt due currently of the Company or decrease in its net assets, in each case as compared with amounts shown in the most recent consolidated balance sheets of the Company incorporated by reference in the Prospectus, except in all instances for changes or decreases that the Prospectus discloses have occurred or may occur or which are occasioned by the declaration of a regular quarterly dividend or the acquisition of long-term debt for sinking fund purposes, or which are described in such letter, and (iv) they have compared the dollar amounts (or percentages or ratios derived from such dollar amounts) and other financial information included or incorporated by reference in the Registration Statement and the Prospectus as reasonably requested by the Underwriters (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its consolidated subsidiaries subject to the internal controls of the accounting system of such companies or are derived indirectly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter, and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

     (e) Since the most recent dates as of which information is given in the Registration Statement or the Prospectus, there shall not have been any material adverse change in the business, property or financial condition of the Company and its subsidiaries, considered as a whole, whether or not in the ordinary course of business, and, since such dates, there shall not have been any material transaction entered into by any of the Company and its material subsidiaries, in each case other than transactions in the ordinary course of business and transactions contemplated by the Registration Statement or Prospectus, and at the Closing Date the Underwriters shall have received a certificate to such effect dated the Closing Date and signed by an officer of the Company.

     (f) All legal proceedings to be taken in connection with the issuance and sale of the Securities as described in the Prospectus shall have been satisfactory in form and substance to Counsel for the Underwriters.

     (g)  [4 At the Closing Date, (i) the Securities shall be rated at least
         and           by Moody's Investor Service, Inc. ("Moody's"), and
--------     ---------
Standard & Poor's Ratings Group, a division of McGraw-Hill Companies, Inc. ("S&P"), respectively, and the Company shall have delivered to the Underwriters a letter from each such rating agency, or other evidence satisfactory to the Underwriters, confirming that the respective Securities have such ratings, and
(ii) neither Moody's nor S&P shall have, since the date of this Agreement, downgraded or publicly announced that it has under surveillance or review, with possible negative implications, its ratings of the Securities or any securities of the Company which are of the same class as the Securities, or of the financial condition of the Company.]


------------------------
4    For use in connection with Unsecured Debt Securities.

          In case any of the conditions specified above in this Section 7 shall not have been fulfilled, this Agreement may be terminated by the Representatives upon notice thereof to the Company. Any such termination shall be without liability of any party to any other party except as otherwise provided in Sections 6(g) and 9 hereof.

          8.   Conditions of Company's Obligations. The obligation of the
               -----------------------------------
Company to deliver the Securities shall be subject to the conditions that the Prospectus shall have been filed with the Commission pursuant to Rule 424 prior to 5:30 P.M., New York time, on the second business day after the date of this Agreement or such other time and date as may be approved by the Company, and no stop order suspending the effectiveness of the Registration Statement shall be in effect at the Closing Date and no proceedings for that purpose shall be pending before, or threatened by, the Commission at the Closing Date. In case these conditions shall not have been fulfilled, this Agreement may be terminated by the Company upon notice thereof to the Underwriters. Any such termination shall be without liability of any party to any other party except as otherwise provided in Sections 6(g) and 9 hereof.

          9.   Indemnification.
               ---------------

     (a) The Company shall indemnify, defend and hold harmless each Underwriter, its officers and directors and each person who controls any Underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law and shall reimburse each such Underwriter and controlling person for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) as and when incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the indemnity agreement contained in this Section 9 shall not apply to any such losses, claims, damages, liabilities, expenses or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter, through the Representatives, expressly for use in connection with the preparation of the Registration Statement or the Prospectus or any amendment or supplement to either thereof, or arising out of, or based upon, statements in or omissions from that part of the Registration Statement that shall constitute the Statements of Eligibility on Form T-1 under the Trust Indenture Act of any trustee with respect to any indenture qualified pursuant to the Registration Statement; and provided further, that the indemnity agreement contained in this Section 9 shall not inure to the benefit of any Underwriter (or of any officer or director of such Underwriter or of any person controlling such Underwriter) on account of any such losses, claims, damages, liabilities, expenses or actions arising from the sale of the Securities to any person if a copy of the Prospectus (including any amendment or supplement thereto if any amendments or supplements thereto shall have been furnished to the Underwriters at or prior to the time of written confirmation of the sale involved) (exclusive of the Incorporated Documents) shall not have been given or sent to such person by or on behalf of any Underwriter with or prior to the written confirmation of the sale involved unless the alleged omission or alleged untrue statement was not corrected in the Prospectus at the time of such written confirmation. The indemnity agreement of the Company contained in this Section 9 and the representations and warranties of the Company contained in Section 3 hereof shall remain operative and in full force and effect regardless of any termination of this Agreement or of any investigation made by or on behalf of any Underwriter, its officers or its directors or any such controlling person, and shall survive the delivery of the Securities.

     (b) Each Underwriter shall indemnify, defend and hold harmless the Company, its officers and directors, and each person who controls the Company within the meaning of Section 15 of the Securities Act, from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law and shall reimburse each of them for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) as and when incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by such Underwriter, through the Representatives, for use in connection with the preparation of the Registration Statement or the Prospectus or any amendment or supplement to either thereof. Each Underwriter hereby furnishes to the Company in writing expressly for use in the Prospectus [indicate topics addressed and location in the Prospectus]. The Company acknowledges that the statements set forth in the preceding sentence constitute the only information furnished in writing by or on behalf of the several Underwriters expressly for use in the Prospectus. The indemnity agreement of the respective Underwriters contained in this Section 9 shall remain operative and in full force and effect regardless of any termination of this Agreement or of any investigation made by or on behalf of the Company, its directors or its officers, any such Underwriter, or any such controlling person, and shall survive the delivery of the Securities.

     (c) The Company and the several Underwriters each shall, upon the receipt of notice of the commencement of any action against it or any person controlling it as aforesaid, in respect of which indemnity may be sought on account of any indemnity agreement contained herein, promptly give written notice of the commencement thereof to the party or parties against whom indemnity shall be sought hereunder, but the failure to notify such indemnifying party or parties of any such action shall not relieve such indemnifying party or parties from any liability hereunder to the extent it is not materially prejudiced as a result of such failure to notify and in any event shall not relieve it from any liability which it or they may have to the indemnified party otherwise than on account of such indemnity agreement. In case such notice of any such action shall be so given, such indemnifying party shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume (in conjunction with any other indemnifying parties) the defense of such action, in which event such defense shall be conducted by counsel chosen by such indemnifying party or parties and satisfactory to the indemnified party or parties who shall be defendant or defendants in such action, and such defendant or defendants shall bear the fees and expenses of any additional counsel retained by them; but if the indemnifying party shall elect not to assume the defense of such action, such indemnifying party will reimburse such indemnified party or parties for the reasonable fees and expenses of any counsel retained by them; provided, however, if the defendants in any such action (including impleaded parties) include both the indemnified party and the indemnifying party and counsel for the indemnifying party shall have reasonably concluded that there may be a conflict of interest involved in the representation by a single counsel of both the indemnifying party and the indemnified party, the indemnified party or parties shall have the right to select separate counsel, satisfactory to the indemnifying party, whose reasonable fees and expenses shall be paid by such indemnifying party, to participate in the defense of such action on behalf of such indemnified party or parties (it being understood, however, that the indemnifying party shall not be liable for the fees and expenses of more than one separate counsel (in addition to local counsel) representing the indemnified parties who are parties to such action). Each of the Company and the several Underwriters agrees that without the other party's prior written consent, which consent shall not be unreasonably withheld, it will not settle, compromise or consent to the entry of any judgment in any claim in respect of which indemnification may be sought under the indemnification provisions of this Agreement, unless such settlement, compromise or consent (i) includes an unconditional release of such other party from all liability arising out of such claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of such other party.

     (d) If the indemnification provided for in subparagraph (a) or (b) above shall be unenforceable under applicable law by an indemnified party, each indemnifying party agrees to contribute to such indemnified party with respect to any and all losses, claims, damages, liabilities and expenses for which each such indemnification provided for in subparagraph (a) or (b) above shall be unenforceable, in such proportion as shall be appropriate to reflect (i) the relative fault of each indemnifying party on the one hand and the indemnified party on the other in connection with the statements or omissions which have resulted in such losses, claims, damages, liabilities and expenses, (ii) the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement, and (iii) any other relevant equitable considerations; provided, however, that no indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party not guilty of such fraudulent misrepresentation. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or the indemnified party and each such party's relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and each of the Underwriters agree that it would not be just and equitable if contributions pursuant to this subparagraph (d) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute in excess of the amount equal to the excess of (i) the total price at which the Securities underwritten by it were offered to the public, over (ii) the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission. The obligations of each Underwriter to contribute pursuant to this

Section 9 are several and not joint and shall be in the same proportion as such Underwriter's obligation to underwrite Securities is to the total amount of Securities set forth in Schedule II hereto.

          10.  Termination. This Agreement may be terminated, at any time prior
               -----------
to the Closing Date, by the Representatives by written notice to the Company if after the date hereof and at or prior to the Closing Date, (a) there shall have occurred any suspension or material limitation of trading of any of the Company's securities on the New York Stock Exchange, Inc. ("NYSE") or any general suspension of trading in securities on the NYSE, the American Stock Exchange, Inc. ("AMEX") or the NASDAQ Stock Market, Inc. ("NASDAQ") or there shall have been established by the NYSE, AMEX or NASDAQ or by the Commission or by any federal or state agency or by the decision of any court, any general limitation on prices for such trading or any general restrictions on the distribution of securities, or a general banking moratorium declared by New York or federal authorities, or (b) there shall have occurred any (i) new material outbreak of hostilities or (ii) new material other national or international calamity or crisis, including, but not limited to, an escalation of hostilities that existed prior to the date of this Agreement or (iii) material adverse change in the financial markets in the United States, and the effect of any such event specified in clause (a) or (b) above on the financial markets of the United States shall be such as to make it impracticable, in the reasonable judgment of the Representatives, for the Underwriters to enforce contracts for the sale of the Securities. This Agreement may also be terminated with respect to the Securities at any time prior to the Closing Date by the Representatives if, in their reasonable judgment, the subject matter of any amendment or supplement to the Registration Statement or the Prospectus (other than an amendment or supplement relating solely to the activity of any Underwriter or Underwriters) prepared and issued by the Company after the effectiveness of this Agreement shall have disclosed a material adverse change in the business, property or financial condition of the Company and its subsidiaries, considered as a whole, whether or not in the ordinary course of business, that has materially impaired the marketability of the Securities. Any termination hereof pursuant to this Section 10 shall be without liability of any party to any other party except as otherwise provided in Sections 6(g) and 9 hereof.

          11.  Miscellaneous. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT
               -------------
SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. This Agreement shall inure to the benefit of the Company, the several Underwriters and, with respect to the provisions of Section 9 hereof, each director, officer and controlling person referred to in said Section 9, and their respective successors. Nothing herein is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of any provision in this Agreement. The term "successor" as used herein shall not include any purchaser, as such purchaser, of any of the Securities from any of the several Underwriters.

          12.  Notices. All communications hereunder shall be in writing, and,
               -------
if to the Underwriters, shall be mailed or delivered to the Representatives at the addresses set forth above, or, if to the Company, shall be mailed or delivered to it at 1601 Bryan Street, Dallas, Texas 75201, Attention: Treasurer.

          If the foregoing is in accordance with your understanding of our agreement, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter and your acceptance shall constitute a binding agreement between the Company and the several Underwriters in accordance with its terms.

                                             Very truly yours,

                                             TXU ELECTRIC COMPANY


                                             By
                                                  ------------------------------

Accepted and delivered as of
the date first above written


[Representatives of Underwriters]


By:


  By:
     ----------------------------------

                                   SCHEDULE I
                                   ----------

Underwriting Agreement dated:
Representatives:






Designation:

[1 Number of shares]

[1 Liquidation Preference Amount per share:]

[2 Principal Amount:]

[2 Date of Maturity:]

[3 Supplemental Indenture, if any, dated as of:]

[1 Dividend Rate:]

[2 Interest Rate:]

Purchase Price:

Underwriting Commissions (payable by the Company):

Public Offering Price:


------------------------
1    For use in connection with Preferred Stock and Depositary Shares.

2    For use in connection with Unsecured Debt Securities and First Mortgage
     Bonds.

3    For use in connection with First Mortgage Bonds.

                                   SCHEDULE II
                                   -----------

                              TXU ELECTRIC COMPANY

                               [name of Security]

                                                 [Number] [Principal Amount] of

Name                                                        Securities
----                                                        ----------

[names of Underwriters]

Total
-----                                            ==============================

                                  SCHEDULE III
                                  ------------

                 [LETTERHEAD OF WORSHAM FORSYTHE WOOLDRIDGE LLP]



                                     [Date]

as Representatives of the Underwriters named in Schedule II to the Underwriting Agreement, as herein defined

c/o


Ladies and Gentlemen:

          We have acted as General Counsel to TXU Electric Company (the
"Company") in connection with the issuance and sale by the Company of      of
                                                                      ----
its               ("Securities") pursuant to the Underwriting Agreement dated
    -------------
               among the Company and the Representatives of the several
--------------
Underwriters named therein (the "Underwriting Agreement").

          Terms not otherwise defined herein are used with the meanings ascribed to them in the Underwriting Agreement.

          In so acting we have participated in or reviewed the corporate proceedings in connection with the authorization, execution and delivery of the Underwriting Agreement, [1 the Indenture][2 the Mortgage][3 the Depository Agreement], and the Securities. We have also examined such other documents and satisfied ourselves as to such other matters as we have deemed necessary as a basis for the conclusions of law contained in the opinions expressed below. We have relied as to various questions of fact upon the representations and warranties of the Company contained in the Underwriting Agreement and, where we deemed appropriate, on certificates of public officials.


------------------------
1    For use in connection with Debt Securities.

2    For use in connection with First Mortgage Bonds.

3    For use in connection with Depositary Shares.


                                     III-1

          [1 We have relied upon a certificate of the trustee under the Indenture as to the due authentication of the Securities.][2 We have relied upon a certificate of the trustee under the Mortgage as to the due authentication of the Securities.] In our examination we have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as photostatic or certified copies.

          Upon the basis of our familiarity with these transactions and with the affairs and properties of the Company generally, we are of the opinion that:

          o The Company is a corporation duly authorized, validly existing and in good standing under the laws of the State of Texas, and has the corporate power and authority: (a) to execute, deliver and perform its obligations under the Underwriting Agreement [1 and the Indenture] [2 and the Mortgage] and [3 the Deposit Agreement], (b) to issue the Securities [1,2 and to incur the indebtedness to be evidenced thereby] and (c) to own its property and assets and to conduct the business which it is now conducting.

          o [2 The Company has good and sufficient title to all the properties presently owned by the Company which are described in the Mortgage as owned by it and as subject to the lien thereof, subject only to excepted encumbrances as defined in the Mortgage, and to minor defects and encumbrances customarily found in properties of like size and character, which do not materially impair the use of such properties by the Company; the descriptions in the Mortgage of such properties are adequate to constitute the Mortgage and a lien on the properties so described; the Mortgage constitutes a valid direct mortgage lien, subject only to the exceptions enumerated above, on such properties, which include substantially all the permanent physical properties and franchises of the Company (other than those expressly excepted); all permanent physical properties and franchises acquired by the Company after the date of the Supplemental Indenture (other than those expressly excepted) will, upon such acquisition, become subject to the lien of the Mortgage, subject, however, to liens if any, existing or placed thereon at the time of the acquisition thereof by the Company, and subject to the exceptions enumerated above.]

          o The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

          o [4 The Securities conform as to legal matters with the statements concerning them in the Prospectus, have been duly and validly authorized and issued, are fully paid and non-assessable, and are entitled to the rights, privileges and preferences set forth in the Restated Articles of Incorporation, as amended, of the Company.]


------------------------
1    For use in connection with Debt Securities.

2    For use in connection with First Mortgage Bonds.

3    For use in connection with Depositary Shares.

4    For use in connection with Preferred Stock and Depositary Shares.


                                     III-2

          o [1 The Indenture has been duly qualified under the Trust Indenture Act.]

          o [1 The Securities and the Indenture have been duly authorized, executed and delivered by the Company; the Securities, when issued against payment therefor as contemplated by the Underwriting Agreement, will be entitled to the benefits of the Indenture; and the Securities (when so issued) and the Indenture are legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally, general principles of equity and an implied covenant of good faith, fair dealing and reasonableness.]

          o [2 The Mortgage has been duly and validly authorized by all necessary corporate action, has been duly and validly executed and delivered, and is a valid and binding instrument, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors and mortgagees' generally, general principles of equity and an implied covenant of good faith, fair dealing and reasonableness.]

          o [2 The First Mortgage Bonds will, when issued and paid for as contemplated in the Agreement and duly authenticated by the Trustee under the Mortgage, be legal, valid and binding obligations of the Company enforceable in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors and mortgagees' generally, general principles of equity and an implied covenant of good faith, fair dealing and reasonableness, and will be entitled to the security afforded by the Mortgage.]

          o    [2 The Mortgage is duly qualified under the Trust Indenture Act.]

          o [3 The Depository Shares have been duly and validly authorized and delivered, and each Depositary Share is entitled, subject to the terms of the Deposit Agreement pursuant to which the Preferred Stock underlying the Depository Shares has been deposited, in proportion to the applicable fraction of a share of Preferred Stock represented by such Depositary Share, to the rights and preferences of the Preferred Stock set forth in the Restated Articles of Incorporation, as amended, of the Company.]

          o [3 The Deposit Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company enforceable in accordance with the terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors and mortgagees' generally, general principles of equity and an implied covenant of good faith, fair dealing and reasonableness.]


------------------------
1    For use in connection with Debt Securities.

2    For use in connection with First Mortgage Bonds.

3    For use in connection with Depositary Shares.


                                     III-3

          o The statements made in the Prospectus under the captions [Insert titles of sections describing the Securities in the Prospectus and Prospectus Supplement], insofar as they purport to constitute summaries of the terms of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

          o Other than as stated in the Registration Statement and the Prospectus (or described in the Incorporated Documents), there are no material pending legal proceedings to which the Company or any of its subsidiaries is a party or of which property of the Company or any of its subsidiaries is the subject which if determined adversely would have a material effect on the Company and its subsidiaries taken as a whole, and, to our knowledge, no such proceedings are contemplated;

          o The Registration Statement, as of the Effective Date, and the Prospectus at the time it was filed with the Commission pursuant to Rule 424 (except for the financial statements and schedules and other financial and statistical data contained or incorporated by reference therein and except for that part of the Registration Statement that constitutes the Statements of Eligibility on Form T-1, as to which we do not express any opinion) complied as to form in all material respects with the Securities Act and the applicable instructions, rules and regulations of the Commission thereunder; the Incorporated Documents (except as to the financial statements and schedules and other financial and statistical data contained therein, as to which we do not express any opinion), at the time they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the applicable instructions, rules and regulations of the Commission thereunder; and the Registration Statement has become and is effective under the Securities Act and, to our knowledge, no proceedings for a stop order with respect thereto are pending or threatened under Section 8 of the Securities Act.

          o No other approval, authorization, consent or order of any public board or body (other than in connection or in compliance with the provisions of the blue-sky laws of any jurisdiction, as to which we do not express any opinion) is legally required for the authorization of the issue and sale by the Company of the Securities.

          In the course of the preparation of the information relating to the Company contained in the Prospectus (including the Incorporated Documents), we had discussions with certain of its officers and representatives, with other counsel for the Company, with Deloitte & Touche LLP, the Company's independent certified public accountants who audited certain of the financial statements contained in the Incorporated Documents, and with certain of your officers and employees and your counsel, but we made no independent verification of the accuracy or completeness of the representations and statements made to us by the Company or the information included by the Company in the Prospectus (including the Incorporated Documents) and take no responsibility therefor except as set forth in paragraph [Insert number of paragraph referring to Sections of the Prospectus] above. However, our examination of the information relating to the Company contained in the Registration Statement and the Prospectus and our discussions did not disclose to us anything which gives us reason to believe that (except as to financial statements and schedules and other financial and statistical data and except as to that part of the Registration Statement that constitutes the Statements of Eligibility on Form T-1, as to which we do not express any belief) (i) the Registration Statement, as of the Effective Date,


                                     III-4
included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) the Prospectus at the time it was filed with the Commission pursuant to Rule 424, included, or on the date hereof includes an untrue statement of a material fact or on such dates omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          We are members of the State Bar of Texas and do not hold ourselves out as experts in the laws of the State of New York. As to all matters of New York law, we have, with your consent, relied upon the opinion of Thelen Reid & Priest LLP, New York, New York, of Counsel to the Company.

                                        Very truly yours,
                                        WORSHAM FORSYTHE
                                        WOOLDRIDGE LLP

                                        By:
                                             -----------------------------
                                             A Partner


                                     III-5

                                   SCHEDULE IV
                                   -----------

                    [LETTERHEAD OF THELEN REID & PRIEST LLP]



New York, New York
[Date]




as Representatives of the Underwriters
named in Schedule II to the Underwriting
Agreement, as herein defined


Ladies and Gentlemen:

          We have acted as counsel to TXU Electric Company (the "Company") in
connection with the issuance and sale by the Company of      of its
                                                        ----
              ("Securities") pursuant to the Underwriting Agreement dated
-------------
               among the Company and the Representatives of the several
--------------
Underwriters named therein (the "Underwriting Agreement").

          Terms not otherwise defined herein are used with the meanings ascribed to them in the Underwriting Agreement.

          In so acting we have participated in or reviewed the corporate proceedings in connection with the authorization, execution and delivery of the Underwriting Agreement, [1 the Indenture] [2 the Mortgage] [3 the Depositary Agreement], and the Securities. We have also examined such other documents and satisfied ourselves as to such other matters as we have deemed necessary as a basis for the conclusions of law contained in the opinions expressed below. We have relied as to various questions of fact upon the representations and warranties of the Company contained in the Underwriting Agreement and, where we deemed appropriate, on certificates of public officials. [1 We have relied upon a certificate of the trustee under the Indenture as to the due authentication of the Securities.][2 We have relied upon a certificate of the trustee under the Mortgage as to the due authentication of the Securities.] In our examination we have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as photostatic or certified copies.


------------------------
1    For use in connection with Debt Securities.

2    For use in connection with First Mortgage Bonds.

3    For use in connection with Depositary Shares.

          Based on the foregoing, and subject to the qualifications and limitations set forth herein, we are of the opinion that:

          o The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

          o [1 The Securities conform as to legal matters with the statements concerning them in the Prospectus, have been duly and validly authorized and issued, are fully paid and nonassessable, and are entitled to the rights, privileges and preferences set forth in the Restated Articles of Incorporation, as amended, of the Company.]

          o [2 The Indenture has been duly qualified under the Trust Indenture Act.]

          o [2 The Securities and the Indenture have been duly authorized, executed and delivered by the Company; the Securities, when issued against payment therefor as contemplated by the Underwriting Agreement, will be entitled to the benefits of the Indenture; and the Securities (when so issued) and the Indenture are legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally, general principles of equity and an implied covenant of good faith, fair dealing and reasonableness.]

          o [3 The Mortgage has been duly and validly authorized by all necessary corporate action, has been duly and validly executed and delivered, and is a valid and binding instrument, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors and mortgagees' generally, general principles of equity and an implied covenant of good faith, fair dealing and reasonableness.]

          o [3 The First Mortgage Bonds will, when issued and paid for as contemplated in the Agreement and duly authenticated by the Trustee under the Mortgage, be legal, valid and binding obligations of the Company enforceable in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors and mortgagees' generally, general principles of equity and an implied covenant of good faith, fair dealing and reasonableness, and will be entitled to the security afforded by the Mortgage.]

          o    [3 The Mortgage is duly qualified under the Trust Indenture Act.]

          o [4 The Depositary Shares have been duly and validly authorized and delivered, and each Depositary Share is entitled, subject to the terms of the Deposit Agreement pursuant to which the Preferred Stock underlying the


------------------------
1    For use in connection with Preferred Stock and Depositary Shares.

2    For use in connection with Debt Securities.

3    For use in connection with First Mortgage Bonds.

4    For use in connection with Depositary Shares.

Depository Shares has been deposited, in proportion to the applicable fraction of a share of Preferred Stock represented by such Depositary Share, to the rights and preferences of the Preferred Stock set forth in the Restated Articles of Incorporation, as amended, of the Company.]

          o [1 The Deposit Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company enforceable in accordance with the terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally, general principles of equity and an implied covenant of good faith, fair dealing and reasonableness.]

          o The statements made in the Prospectus under the captions [Insert titles of sections describing the Securities in the Prospectus and Prospectus Supplement], insofar as they purport to constitute summaries of the terms of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

          o The Registration Statement, as of the Effective Date, and the Prospectus at the time it was filed with the Commission pursuant to Rule 424 (except for the financial statements and schedules and other financial and statistical data contained or incorporated by reference therein and except for that part of the Registration Statement that constitutes the Statements of Eligibility on Form T-1, as to which we do not express any opinion) complied as to form in all material respects with the Securities Act and the applicable instructions, rules and regulations of the Commission thereunder; the Incorporated Documents (except as to the financial statements and schedules and other financial and statistical data contained therein, as to which we do not express any opinion), at the time they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the applicable instructions, rules and regulations of the Commission thereunder; and the Registration Statement has become and is effective under the Securities Act and, to our knowledge, no proceedings for a stop order with respect thereto are pending or threatened under Section 8 of the Securities Act.

          o No other approval, authorization, consent or order of any public board or body (other than in connection or in compliance with the provisions of the blue-sky laws of any jurisdiction, as to which we do not express any opinion) is legally required for the authorization of the issue and sale by the Company of the Securities.

          We herewith confirm as our opinion the statements under the caption ["Certain United States Federal Income Tax Considerations"] in the Prospectus.

          In the course of the preparation of the information relating to the Company contained in the Prospectus (including the Incorporated Documents), we had discussions with certain of its officers and representatives, with other counsel for the Company, with Deloitte & Touche LLP, the Company's independent certified public accountants who audited certain of the financial statements contained in the Incorporated Documents, and with certain of your officers and


------------------------
1    For use in connection with Depositary Shares.

employees and your counsel, but we made no independent verification of the accuracy or completeness of the representations and statements made to us by the Company or the information included by the Company in the Prospectus (including the Incorporated Documents) and take no responsibility therefor except as set forth in paragraph [Insert number of paragraph referring to Sections of the Prospectus] above. However, our examination of the information relating to the Company contained in the Registration Statement and the Prospectus and our discussions did not disclose to us anything which gives us reason to believe that (except as to financial statements and schedules and other financial and statistical data and except as to that part of the Registration Statement that constitutes the Statements of Eligibility on Form T-1, as to which we do not express any belief) (i) the Registration Statement, as of the Effective Date, included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) the Prospectus at the time it was filed with the Commission pursuant to Rule 424, included, or on the date hereof includes an untrue statement of a material fact or on such dates omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          We are members of the New York Bar and do not hold ourselves out as experts in the laws of the State of Texas. As to all matters of Texas law, we have, with your consent, relied upon the opinion of Worsham Forsythe Wooldridge LLP, Dallas, Texas, General Counsel for the Company. We believe that you and we are justified in relying on such opinion.

                                        Very truly yours,


                                        THELEN REID & PRIEST LLP

                                   SCHEDULE V


                     [Letterhead of Pillsbury Winthrop LLP]

                                                                          [Date]




as Representatives of the Underwriters
named in Schedule II to the Underwriting
Agreement as defined herein

c/o

Ladies and Gentlemen:

          We have acted as counsel to you and the several Underwriters in connection with the issuance and sale by TXU Electric Company (the "Company") of
     of its               ("Securities") pursuant to the Underwriting Agreement
----        -------------
dated                among the Company and you (the "Underwriting Agreement").
      --------------

          Terms not otherwise defined herein are used with the meanings ascribed to them in the Underwriting Agreement.

          We are members of the New York Bar and do not hold ourselves out as experts on the laws of the State of Texas. We have, with your consent, relied upon an opinion of even date herewith addressed to you by Worsham Forsythe Wooldridge LLP, Dallas, Texas, General Counsel for the Company, as to the matters covered in such opinion relating to Texas law.

          We have, in addition, examined the documents described in the list of closing papers as having been delivered to you at the closing and such other documents and satisfied ourselves as to such other matters as we have deemed necessary in order to enable us to express this opinion. [We have not examined the Securities, except specimens thereof, and have relied upon a certificate of the trustee under the Indenture as to the due authentication of the Securities.] As to various questions of fact material to this opinion, we have relied upon representations of the Company and statements in the Registration Statement hereinafter mentioned. In such examination we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us and the genuineness and conformity to original documents of documents submitted to us as certified or photostatic copies.

          Based upon the foregoing, we are of the opinion that:

          o The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

          o [1 The Securities conform as to legal matters with the statements concerning them in the Prospectus, have been duly and validly authorized and issued, are fully paid and non-assessable, and are entitled to the rights, privileges and preferences set forth in the Restated Articles of Incorporation, as amended, of the Company.]

          o [2 The Indenture has been duly qualified under the Trust Indenture Act.]

          o [2 The Securities and the Indenture have been duly authorized, executed and delivered by the Company; the Securities, when issued against payment therefor as contemplated by the Underwriting Agreement, will be entitled to the benefits of the Indenture; and the Securities (when so issued) and the Indenture are legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally, general principles of equity and an implied covenant of good faith, fair dealing and reasonableness.]

          o [3 The Mortgage has been duly and validly authorized by all necessary corporate action, has been duly and validly executed and delivered, and is a valid and binding instrument, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors and mortgagees' generally, general principles of equity and an implied covenant of good faith, fair dealing and reasonableness.]

          o [3 The First Mortgage Bonds will, when issued and paid for as contemplated in the Agreement and duly authenticated by the Trustee under the Mortgage, be legal, valid and binding obligations of the Company enforceable in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors and mortgagees' generally, general principles of equity and an implied covenant of good faith, fair dealing and reasonableness, and will be entitled to the security afforded by the Mortgage.]

          o    [3 The Mortgage is duly qualified under the Trust Indenture Act.]

          o [4 The Depository Shares have been duly and validly authorized and delivered, and each Depositary Share is entitled, subject to the terms of the Deposit Agreement pursuant to which the Preferred Stock underlying the Depository Shares has been deposited, in proportion to the applicable fraction of a share of Preferred Stock represented by such Depositary Share, to the


------------------------
1    For use in connection with Preferred Stock and Depositary Shares.

2    For use in connection with Debt Securities.

3    For use in connection with First Mortgage Bonds.

4    For use in connection with Depositary Shares.

rights and preferences of the Preferred Stock set forth in the Restated Articles of Incorporation, as amended, of the Company.]

          o [1 The Deposit Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company enforceable in accordance with the terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally, general principles of equity and an implied covenant of good faith, fair dealing and reasonableness.]

          o The statements made in the Prospectus under the captions [Insert titles of sections describing the Securities in the Prospectus and Prospectus Supplement], insofar as they purport to constitute summaries of the terms of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

          o The Registration Statement, at the Effective Date, and the Prospectus at the time it was filed with the Commission pursuant to Rule 424 (except in each case as to the financial statements and schedules and other financial and statistical data contained or incorporated by reference therein and except for that part of the Registration Statement that constitutes the Statements of Eligibility on Form T-1, as to which we do not express any opinion) complied as to form in all material respects with the Securities Act and the applicable instructions, rules and regulations of the Commission thereunder.

          In passing upon the form of the Registration Statement and the form of the Prospectus, we necessarily assume the correctness and completeness of the statements made by the Company and the information included in the Registration Statement and the Prospectus and take no responsibility therefor, except insofar as such statements relate to us and as set forth in paragraph 5 above. In the course of the preparation by the Company of the Registration Statement and the Prospectus, we have had discussions with certain of the Company's officers and representatives, with counsel for the Company, with Deloitte & Touche LLP, the Company's independent public accountants who audited certain of the financial statements contained in the Incorporated Documents, and with certain of your representatives. Our examination of the Registration Statement and the Prospectus and our discussions did not disclose to us any information which gives us reason to believe that at the Effective Date the Registration Statement contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at the time it was filed with the Commission pursuant to Rule 424, or at the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not express any opinion or belief as to the financial statements and schedules or other financial or statistical data contained or incorporated by reference in the Registration Statement or Prospectus or as to that part of the Registration Statement that constitutes the Statements of Eligibility on Form T-1.


------------------------
1    For use in connection with Depositary Shares.

          This opinion is given to you solely for your use in connection with the Underwriting Agreement and the transactions contemplated thereunder and may not be relied upon by any other person or for any other purpose. This opinion is expressed as of the date hereof, and we do not assume any obligation to update or supplement it to reflect any fact or circumstance that hereafter comes to our attention, or any change in law that hereafter occurs.

                                        Very truly yours,